Exhibit 10.2

                                                                                                                       Shoe Carnival, Inc.
Notice of Grant of Award                                                                            ID: 35-1736614
and Award Agreement                                                                                7500 E. Columbia Street
                                                Evansville, IN 47715

[Name]                                                                                                                                                              Award Number:
[Address]                                                                                                                                                         Plan:                       2000
                                                           ID:

Effective [Grant Date], you have been granted a restricted stock award of [Number of Shares] shares (the "Shares") of Shoe Carnival, Inc. (the "Company") common stock.

The Shares are restricted and shall vest in full on [Vesting Date] (the "Vesting Date").  While the Shares will be registered in your name and you will have the right to vote the Shares and to receive such dividends as set forth in the 2000 Stock Option and Incentive Plan, as amended (the "2000 Plan"), the Shares will be held by the Company until the restrictions lapse. The Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered until the restrictions lapse.  If you cease to maintain Continuous Service (as defined in the 2000 Plan) by reason of total or partial disability (as defined in your Amended and Restated Employment and Noncompetition Agreement dated December 11, 2008) or death prior to the Vesting Date, the restrictions with respect to the Ratable Portion of the Shares, as determined in accordance with the 2000 Plan, shall lapse and such Shares shall be free of restrictions and shall not be forfeited.  If you cease to maintain Continuous Service prior to the Vesting Date for any other reason, the Shares will automatically be forfeited.

By your signature and the Company's signature below, you and the Company agree that this award is granted under and governed by the terms and conditions of the 2000 Plan as amended and the Award Agreement, all of which are attached and made a part of this document.

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Shoe Carnival, Inc.                                                                                                           Date

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[Name of Award Recipient]                                                                                              Date